[PIONEER LOGO]



Pioneer
Real Estate
Shares

ANNUAL REPORT 12/31/98

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    7

Schedule of Investments                           10

Financial Statements                              12

Notes to Financial Statements                     20

Report of Independent Public Accountants          25

Trustees, Officers and Service Providers          26

Retirement Plans from Pioneer                     27

Programs and Services for Pioneer Shareowners     28

Pioneer Real Estate Shares

LETTER FROM THE CHAIRMAN 12/31/98

D e a r  S h a r e o w n e r,
--------------------------------------------------------------------------------

I am pleased to introduce this annual report for Pioneer Real Estate Shares, covering the 12 months ended December 31, 1998. On behalf of your investment team, I would like to thank you for this opportunity and your interest in Pioneer.

No single year in recent memory better illustrated both the potential rewards and the risks that accompany investing in the stock market. The dramatic market fluctuations in the United States put equity investors to the test every quarter during the period. So did the divergence in prices of large company stocks and those of real estate investment trusts and small company stocks. Maintaining an investment strategy could not have been easy for individual investors who saw a little of everything in the last 12 months.

Discipline, clear thinking and patience were required for investing in 1998. Discipline to recall the risks inherent in any investment when the markets were up. Clear thinking when prices were down, to keep emotion at bay and to remember the potential rewards of investing in well-run companies. Finally, patience to invest for the long term and to understand that a single year is not a definitive time period for success or failure.

For any individual, these traits are difficult to maintain. For Pioneer, they define the work we do everyday. Seventy years of experience, coupled with in-depth research capabilities, gives us the knowledge to stay disciplined, patient and thoughtful for you and your money. As the 1990s close, and we enter a new decade and a new era, these investing fundamentals should accompany all investors into the future.

I encourage you to read on to learn more about Pioneer Real Estate Shares. If you have questions, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,


/s/ John F. Cogan, Jr.


John F. Cogan, Jr.
Chairman and President

 Pioneer Real Estate Shares
 PORTFOLIO SUMMARY 12/31/98

 P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of total investment portfolio)


[BEGIN DESCRIPTION OF PIE CHART]

Real Estate Investment Trust Common Stocks 86%

Real-Estate Related Common Stocks 14%


[END DESCRIPTION OF PIE CHART]



 S e c t o r   A l l o c a t i o n
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)


[BEGIN DESCRIPTION OF PIE CHART]

Office/Industrial 29%
Apartments 15%
Hotels 15%
Diversified 14%
Retail 11%
Storage 5%
Triple-Net 5%
Manufactured Homes 3%
Other 3%


[END DESCRIPTION OF PIE CHART]



 1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

  1. Cousins Properties, Inc.     4.53%          6. Simon Property Group, Inc.     4.10%
  2. Charles E. Smith             4.39           7. Bedford Property Investors,    4.05
     Residential Realty, Inc.                       Inc.
  3. Prentiss Properties Trust    4.37           8. Equity Residential Property    4.03
                                                    Trust
  4. Catellus Development         4.12           9. The Macerich Co.               4.03
     Corp.
  5. Apartment Investment &       4.12          10. Equity Office Properties       4.02
     Management Co.                                 Trust

 Fund holdings will vary for other periods.

 Pioneer Real Estate Shares
 PERFORMANCE UPDATE 12/31/98                         CLASS A SHARES

 S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                   12/31/98       12/31/97
                             $13.46         $17.81
                             Income         Short-Term          Long-Term
 Distributions per Share
 (12/31/97 - 12/31/98)++     Dividends      Capital Gains       Capital Gains
                             $0.505             --              $0.274


++ The Fund also paid non-taxable distributions of $0.081 per share.


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate
Securities Index.


 Average Annual Total Returns
 (As of December 31, 1998)

                 Net Asset  Public Offering
 Period           Value         Price*
 Life-of-Fund     6.94%         5.73%
 (10/25/93)
 5 Years          8.05          6.78
 1 Year          -19.77        -24.40

* Reflects deduction of the maximum
  5.75% sales charge at the beginning of
  the period and assumes reinvestment
  of distributions at net asset value.


[BEGIN DESCRIPTION CLASS A MOUNTAIN CHART]

Growth of $10,000+

          Pioneer Real        Standard & Poor's        Wilshire Real Estate
          Estate Shares*      500 Index                Securities Index
10/93      9425               10000                    10000
           9184               10025                     9553
           9409                9686                     9884
           9206               10156                     9709
12/94      9558               12206                    10170
          10321               13967                    11034
          10858               15374                    12046
12/96     14083               17168                    15103
          14839               20704                    16088
          16863               22892                    18093
          15773               26947                    17133
12/98     13528               29468                    14904

[END DESCRIPTION CLASS A MOUNTAIN CHART]

+ Index comparison begins 10/31/93. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 119 real estate securities. The Index is 94.1% REITs (equity and hybrid) and 5.9% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.


  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer Real Estate Shares
 PERFORMANCE UPDATE 12/31/98                         CLASS B SHARES

 S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                   12/31/98       12/31/97
                             $13.38         $17.70
                             Income         Short-Term          Long-Term
 Distributions per Share
 (12/31/97 - 12/31/98)++     Dividends      Capital Gains       Capital Gains
                             $0.416             --              $0.274

++ The Fund also paid non-taxable distributions of $0.0486 per share.


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.


 Average Annual Total Returns
 (As of December 31, 1998)

 Period         If Held     If Redeemed*
 Life-of-Fund     8.71%       7.83%
 (1/31/96)
 1 Year          -20.36      -23.39


* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the period
  and assumes reinvestment of
  distribu-tions. The maximum CDSC of 4%
  declines over six years.


[BEGIN DESCRIPTION CLASS B MOUNTAIN CHART]

Growth of $10,000

          Pioneer Real        Standard & Poor's        Wilshire Real Estate
          Estate Shares*      500 Index                Securities Index
1/96      10000               10000                    10000
          10108               10190                    10281
          10427               10646                    10768
          11555               10974                    11404
12/96     13481               11888                    13501
          13628               12208                    13749
          14156               14326                    14381
          16260               15408                    16198
12/97     16023               15851                    16174
          15872               18061                    16052
          14945               18659                    15315
          12844               16806                    13484
12/98     12461               20405                    13323

[END DESCRIPTION CLASS B MOUNTAIN CHART]


The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 119 real estate securities. The Index is 94.1% REITs (equity and hybrid) and 5.9% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer Real Estate Shares
 PERFORMANCE UPDATE 12/31/98                         CLASS C SHARES

 S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                   12/31/98       12/31/97
                             $13.37         $17.70
                             Income         Short-Term          Long-Term
 Distributions per Share
 (12/31/97 - 12/31/98)++     Dividends      Capital Gains       Capital Gains
                             $0.422             --              $0.274

++ The Fund also paid non-taxable distributions of $0.0493 per share.


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.




 Average Annual Total Returns
 (As of December 31, 1998)

 Period          If Held   If Redeemed*
 Life-of-Fund     8.69%       8.69%
 (1/31/96)
 1 Year          -20.38      -20.38

* Assumes reinvestment of distributions.
  The 1% contingent deferred sales
  charge (CDSC) applies to redemptions
  made within one year of purchase.


[BEGIN DESCRIPTION CLASS C MOUNTAIN CHART]

Growth of $10,000

          Pioneer Real        Standard & Poor's        Wilshire Real Estate
          Estate Shares*      500 Index                Securities Index
1/96      10000               10000                    10000
          10108               10190                    10281
          10418               10646                    10768
          11545               10974                    11404
12/96     13476               11888                    13501
          13613               12208                    13749
          14150               14336                    14381
          16252               15408                    16198
12/97     16019               15851                    16174
          15867               18061                    16052
          14941               18659                    15315
          12840               16806                    13484
12/98     12754               20405                    13323

[END DESCRIPTION CLASS C MOUNTAIN CHART]


The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 119 real estate securities. The Index is 94.1% REITs (equity and hybrid) and 5.9% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.


Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

 Pioneer Real Estate Shares
 PERFORMANCE UPDATE 12/31/98                         CLASS Y SHARES

 S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  12/31/98       4/9/98
                            $13.46         $17.52
                            Income         Short-Term          Long-Term
 Distributions per Share
 (4/9/98 - 12/31/98)++      Dividends      Capital Gains       Capital Gains
                            $0.443             --              $0.274

++ The Fund also paid non-taxable distributions of $0.0628 per share.


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Real Estate Shares, compared to the growth of the Standard & Poor's (S&P) 500 Index and the Wilshire Real Estate Securities Index.




 Cumulative Total Returns
 (As of December 31, 1998)

 Period          If Held      If Redeemed
 Life-of-Fund     -18.78%      -18.78%
 (4/9/98)

* Assumes reinvestment of distributions.


[BEGIN DESCRIPTION CLASS C MOUNTAIN CHART]

Growth of $10,000

          Pioneer Real        Standard & Poor's        Wilshire Real Estate
          Estate Shares*      500 Index                Securities Index
          10000               10000                    10000
           9929                9828                     9904
           9720               10227                     9852
           9121               10119                     9166
           8011                8656                     8214
           8383                9211                     8673
           8227                9959                     8555
           8299               10563                     8715
           8361               11184                     8570

[END DESCRIPTION CLASS C MOUNTAIN CHART]


+ Index comparison begins 4/30/98. The S&P 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Wilshire Real Estate Securities Index is a market-capitalization weighted measure of the performance of 119 real estate securities. The Index is 94.1% REITs (equity and hybrid) and 5.9% real estate operating companies, and its returns are calculated monthly. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Indexes.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Real Estate Shares

PORTFOLIO MANAGEMENT DISCUSSION 12/31/98

Fiscal 1998 was a year filled with challenges for Pioneer Real Estate Shares. Many factors influenced the performance of the Fund's holdings, as well as the broad real estate market in which it invests. In the report that follows, Portfolio Manager Robert Benson provides a detailed review of the strategies the Fund's management team has employed, and their outlook for the months ahead.


Q: How did the Fund perform for fiscal 1998?

A: For the 12 months ended December 31, 1998, the Fund's total return was approximately -20.00% at net asset value. For the same period, the Wilshire Real Estate Securities Index returned -17.43% and the 100 real estate related funds tracked by Lipper Inc. posted an average return of -15.39%. (Lipper is an independent research organization that tracks the performance of mutual funds.) Throughout the period, the Fund's income stream remained highly attractive, with investors in Class A Shares receiving income dividends totaling $.505.


Q: Why did real estate investment trusts (REITs) and the Fund have such a difficult time during 1998?

A: There is no simple answer to that question. Clearly, investor sentiment played a leading role. It drove the prices of bonds and stocks, the REIT sector, and in turn, the Fund. Unpredictability, the hallmark of investor sentiment, made calendar 1998 not only a challenging year for most securities markets but a particularly arduous one for REIT stocks.

   In addition to the general fear of risk from investors, the REIT sector, had some fear-provoking problems of its own and remained at depressed levels through November, although December brought an uptick in performance.

   Some of the more influential factors that affected REITs included: The introduction and subsequent passage of legislation that eliminated some of the tax-advantages of a select group of REITs known as "paired-share" REITs, which placed considerable downward pressure on the hotel and office sectors for much of the period. Also earnings growth rates in the real estate industry slowed. Many momentum investors - those who chase the fastest growing sectors of the stock

Pioneer Real Estate Shares
PORTFOLIO MANAGEMENT DISCUSSION 12/31/98                         (continued)

   market - feared that the bulk of REITs' growth was decelerating and exited the sector en masse. This, in turn, pushed securities prices down further. The global credit crunch this past summer, along with words of caution from the Federal Reserve Board about bank lending strategies to REITs, cast further doubt over the group. And then in the fall, the tightening of credit and an unprecedented halt in trading within the commercial mortgage-backed securities market combined to complete the sector's rout.


Q: What defensive actions did you take to address the volatility?

A: In light of the continued strong business results from the real estate industry and many of the companies in our portfolio, we felt that many investors over emphasized the impact of the previously mentioned problems. Our investment experience has taught us that often the best strategy during times of excessive volatility is holding a steady course. Because it seemed that investor sentiment was driving the sector's performance - and not the underlying fundamentals of the industry - we kept the turnover of the Fund's portfolio extremely low. We held on to the REITs that our research showed were not only generating attractive earnings growth today but also exhibited the potential to continue doing so in the future.


Q: Did any holdings significantly influence the Fund's performance?

A: Yes. Starwood Hotels & Resorts, Patriot American Hospitality, and AMRESCO, were three of the Fund's more prominent holdings that detracted substantially from performance. The general pullback in hotel REITs hobbled both Starwood and Patriot. Then, Patriot experienced significant financial problems that further added to its difficulties. AMRESCO got hard hit by the collapse of the commercial mortgage market. Starwood and AMRESCO have since bounced back from their lows and Patriot is making concerted efforts to address its financial situation. Simon Property Group, Macerich, and Developers Diversified Realty were three of the Fund's retail REITs that produced strong performance relative to the market. Cousins Properties posted notable performance, returning more than 15% in 1998.

Pioneer Real Estate Shares


Q: Were the underlying fundamentals of the real estate industry itself as weak as REIT market performance suggested?

A: In general, no. Our research indicates that the industry's underlying fundamentals remain sound and that growth opportunities still exist. There are pockets of overbuilding and, yes earnings growth rates and the rapid pace of property acquisitions have slowed. But funds from operations - a yardstick for earnings growth - remained on average in the double digits. For 1999, we anticipate growth rates to be in the 10% range, which may well exceed the earnings growth of many companies in the S&P 500.

   Growth opportunities, although not as numerous as in previous years, have not come to a standstill either. For example, despite higher property values and tighter lending standards, acquisitions continue to fuel external growth. Higher rents also point toward internal growth. Although the possibility of a recession has been a nagging concern for some investors, our research suggests the industry is not headed that way.


Q: What is your outlook for 1999?

A: Because our investment approach focuses on the underlying fundamentals of the real estate industry - which are indeed quite positive - we enter fiscal 1999 looking for a rebound. The fact that valuations are extremely attractive now and a considerable number of REITs are well positioned to continue exceeding earnings expectations should also help renew investor interest. Furthermore, the relatively high real income generated by REITs should once again attract investors, particularly in light of today's low interest rate environment. Although 1998 proved there is no predicting investor behavior, we believe once investors recognize the industry's fundamental growth possibilities and steady income potential, share prices should regain their footing.

Pioneer Real Estate Shares
SCHEDULE OF INVESTMENTS 12/31/98


Shares                                                             Value
              COMMON STOCKS - 100%
              Real Estate Investment Trusts - 85.9%
  150,000     Apartment Investment & Management Co.         $  5,578,125
  325,000     Bedford Property Investors, Inc.                 5,484,375
  300,000     Brandywine Realty Trust                          5,362,500
  115,000     Camden Property Trust                            2,990,000
  185,000     Charles E. Smith Residential Realty, Inc.        5,943,125
  190,000     Cousins Properties, Inc.                         6,127,500
  300,000     Developers Diversified Realty Corp.              5,325,000
  226,882     Equity Office Properties Trust                   5,445,168
  135,000     Equity Residential Property Trust                5,459,063
  184,800     FelCor Suite Hotels, Inc.                        4,261,950
  150,000     Franchise Finance Corporation of America         3,600,000
  260,000     Glenborough Realty Trust                         5,297,500
  120,000     Highwoods Properties, Inc.                       3,090,000
  120,000     Home Properties of New York, Inc.                3,090,000
  212,800     The Macerich Co.                                 5,453,000
  175,000     Mack-Cali Realty Corp.                           5,403,125
  180,000     National Golf Properties, Inc.                   5,208,750
  227,300     Pacific Gulf Properties, Inc.                    4,560,206
  352,804     Patriot American Hospitality, Inc.               2,116,824
  265,000     Prentiss Properties Trust                        5,912,812
  200,000     Public Storage, Inc.                             5,412,500
  195,000     Simon Property Group, Inc.                       5,557,500
  135,000     Spieker Properties, Inc.                         4,674,375
  180,000     Starwood Hotels & Resorts Trust                  4,083,750
   35,000     Storage Trust Realty                               818,125
                                                            ------------
              Total Real Estate Investment Trusts           $116,255,273
                                                            ------------
              Real Estate Services - 10.5%
  235,000     AMRESCO, Inc.*                                $  2,056,250
  390,000     Catellus Development Corp.*                      5,581,875
   83,400     CB Richard Ellis Services                        1,511,625
  251,100     Trizec Hahn Corp.                                5,147,550
                                                            ------------
              Total Real Estate Services                    $ 14,297,300
                                                            ------------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares



Shares                                                 Value
              Hotels & Restaurants - 3.6%
  350,000     Host Marriott Corp.*              $  4,834,375
                                                ------------
              Total Hotel & Restaurants         $  4,834,375
                                                ------------
6,229,086     TOTAL INVESTMENT IN SECURITIES
              (Cost $143,907,577) (a)           $135,386,948
                                                ------------

 * Non-income producing security.


(a) At December 31, 1998, the net unrealized loss on investments based on cost for federal income tax purposes of $143,907,577 was as follows:



    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                    $  8,693,736
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                     (17,214,365)
                                                                   ------------
    Net unrealized loss                                            $ (8,520,629)
                                                                   ------------

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1998 aggregated $20,859,348 and $54,376,558, respectively.


The accompanying notes are an integral part of these financial statements.   11

Pioneer Real Estate Shares
BALANCE SHEET 12/31/98


ASSETS:
  Investment in securities, at value (cost $143,907,577)      $135,386,948
  Receivables -
   Investment securities sold                                    1,538,204
   Fund shares sold                                                539,969
   Dividends and interest                                        1,487,635
  Other                                                              1,270
                                                              ------------
     Total assets                                             $138,954,026
                                                              ------------
LIABILITIES:
  Payables -
   Fund shares repurchased                                    $    773,958
  Due to bank                                                      724,978
  Due to affiliates                                                252,478
  Accrued expenses                                                  80,054
                                                              ------------
     Total liabilities                                        $  1,831,468
                                                              ------------
NET ASSETS:
  Paid-in capital                                             $145,293,288
  Accumulated undistributed net investment income                  349,899
  Net unrealized loss on investments                            (8,520,629)
                                                              ------------
     Total net assets                                         $137,122,558
                                                              ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $67,618,836/5,022,720 shares)             $      13.46
                                                              ------------
  Class B (based on $55,406,812/4,139,938 shares)             $      13.38
                                                              ------------
  Class C (based on $12,735,057/952,189 shares)               $      13.37
                                                              ------------
  Class Y (based on $1,361,853/101,173 shares)                $      13.46
                                                              ------------
MAXIMUM OFFERING PRICE:
  Class A                                                     $      14.28
                                                              ------------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
STATEMENT OF OPERATIONS

For the Year Ended 12/31/98


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $12,650)      $9,394,474
  Interest                                                      39,476
                                                            ----------
    Total investment income                                                 $  9,433,950
                                                                            ------------
EXPENSES:
  Management fees                                           $1,848,200
  Transfer agent fees
   Class A                                                     231,633
   Class B                                                     187,806
   Class C                                                      41,567
   Class Y                                                         205
  Distribution fees
   Class A                                                     232,361
   Class B                                                     726,094
   Class C                                                     190,315
  Accounting                                                    49,214
  Custodian fees                                                46,038
  Registration fees                                            120,815
  Professional fees                                             52,064
  Printing                                                      33,248
  Fees and expenses of nonaffiliated trustees                   11,858
  Organization costs                                            19,466
  Miscellaneous                                                 17,920
                                                            ----------
    Total expenses                                                          $  3,808,804
    Less fees paid indirectly                                                    (20,548)
                                                                            ------------
    Net expenses                                                            $  3,788,256
                                                                            ------------
     Net investment income                                                  $  5,645,694
                                                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                          $  2,677,399
  Change in net unrealized gain on investments                               (50,906,919)
                                                                            ------------
   Net loss on investments                                                  $(48,229,520)
                                                                            ------------
   Net decrease in net assets resulting from operations                     $(42,583,826)
                                                                            ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Real Estate Shares
STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 12/31/98 and 12/31/97


                                                             Year Ended         Year Ended
FROM OPERATIONS:                                             12/31/98           12/31/97
Net investment income                                     $  5,645,694       $  3,900,994
Net realized gain on investments                             2,677,399          2,506,156
Change in net unrealized gain on investments               (50,906,919)        26,016,052
                                                          ------------       -------------
  Net increase (decrease) in net assets resulting from
    operations                                            $(42,583,826)      $ 32,423,202
                                                          ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.51 and $0.36 per share, respectively)       $ (2,854,293)      $ (2,173,335)
  Class B ($0.42 and $0.29 per share, respectively)         (1,878,714)        (1,105,424)
  Class C ($0.42 and $0.30 per share, respectively)           (480,177)          (341,360)
  Class Y ($0.44 and $0.00 per share, respectively)            (46,919)                 -
Net realized gain:
  Class A ($0.27 and $0.23 per share, respectively)         (1,358,104)        (1,455,824)
  Class B ($0.27 and $0.23 per share, respectively)         (1,129,556)        (1,022,676)
  Class C ($0.27 and $0.23 per share, respectively)           (261,168)          (304,298)
  Class Y ($0.27 and $0.00 per share, respectively)            (26,854)                 -
Tax return of capital:
  Class A ($0.08 and $0.14 per share, respectively)           (458,088)          (822,854)
  Class B ($0.05 and $0.11 per share, respectively)           (217,538)          (410,540)
  Class C ($0.05 and $0.11 per share, respectively)            (55,170)          (126,400)
                                                          ------------       -------------
  Class Y ($0.06 and $0.00 per share, respectively)             (6,641)                 -
Total distributions to shareholders                       $ (8,773,222)      $ (7,762,711)
                                                          ------------       -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                          $ 42,387,508       $125,997,468
Reinvestment of distributions                                6,654,714          5,943,982
Cost of shares repurchased                                 (83,257,141)       (39,558,026)
                                                          ------------       -------------
  Net increase (decrease) in net assets resulting from
    fund share transactions                               $(34,214,919)      $ 92,383,424
                                                          ------------       -------------
  Net increase (decrease) in net assets                   $(85,571,967)      $117,043,915
NET ASSETS:
Beginning of year                                          222,694,525        105,650,610
                                                          ------------       -------------
End of year (including accumulated undistributed net
  investment income of $349,899 and $134,364,
  respectively)                                           $137,122,558       $222,694,525
                                                          ------------       -------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares



CLASS A                              '98 Shares      '98 Amount           '97 Shares     '97 Amount
Shares sold                           1,181,291     $ 19,016,383           3,141,703     $50,938,999
Reinvestment of distributions           279,733        4,023,577             229,099       3,867,046
Less shares repurchased              (2,940,201)     (45,729,358)         (1,543,533)    (25,309,824)
                                     ----------     ------------          ----------     -----------
  Net increase (decrease)            (1,479,177)    $(22,689,398)          1,827,269     $29,496,221
                                     ----------     ------------          ----------     -----------
CLASS B
Shares sold                           1,004,622     $ 16,386,086           3,587,708     $58,161,195
Reinvestment of distributions           144,220        2,032,031              95,689       1,611,879
Less shares repurchased              (1,680,658)     (25,450,815)           (718,590)    (11,817,807)
                                     ----------     ------------          ----------     -----------
  Net increase (decrease)              (531,816)    $ (7,032,698)          2,964,807     $47,955,267
                                     ----------     ------------          ----------     -----------
CLASS C
Shares sold                             308,128     $  4,957,748           1,054,335     $16,897,274
Reinvestment of distributions            36,667          518,692              27,620         465,057
Less shares repurchased                (761,505)     (11,790,559)           (146,353)     (2,430,395)
                                     ----------     ------------          ----------     -----------
  Net increase (decrease)              (416,710)    $ (6,314,119)            935,602     $14,931,936
                                     ----------     ------------          ----------     -----------
CLASS Y*
Shares sold                             116,914     $  2,027,291
Reinvestment of distributions             5,786           80,414
Less shares repurchased                 (21,527)        (286,409)
                                     ----------     ------------
  Net increase                          101,173     $  1,821,296
                                     ----------     ------------

*Class Y shares were first publicly offered on April 9, 1998.

The accompanying notes are an integral part of these financial statements.   15

Pioneer Real Estate Shares
FINANCIAL HIGHLIGHTS 12/31/98

                                                                 Year Ended   Year Ended   Year Ended
CLASS A                                                          12/31/98     12/31/97     12/31/96
Net asset value, beginning of period                             $   17.81     $ 15.52      $ 12.02
                                                                 ---------     -------      -------
Increase (decrease) from investment operations:
 Net investment income                                           $    0.56     $  0.41      $  0.42
 Net realized and unrealized gain (loss) on investments             ( 4.05)       2.61         3.82
                                                                 ---------     -------      -------
  Net increase (decrease) from investment operations             $   (3.49)    $  3.02      $  4.24
Distributions to shareholders:
 Net investment income                                              ( 0.51)     ( 0.36)      ( 0.40)
 In excess of net investment income                                      -           -            -
 Net realized gain                                                  ( 0.27)     ( 0.23)      ( 0.34)
 Tax return of capital                                              ( 0.08)     ( 0.14)           -
                                                                 ---------     -------      -------
Net increase (decrease) in net asset value                       $   (4.35)    $  2.29      $  3.50
                                                                 ---------     -------      -------
Net asset value, end of period                                   $   13.46     $ 17.81      $ 15.52
                                                                 ---------     -------      -------
Total return*                                                       (19.77)%     19.74%       36.45%
Ratio of net expenses to average net assets                           1.69%+      1.65%+       1.71%+
Ratio of net investment income to average net assets                  3.29%+      2.51%+       3.52%+
Portfolio turnover rate                                                 11%         28%          47%
Net assets, end of period (in thousands)                         $  67,619     $115,772     $72,572
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                         1.69%       1.65%        2.09%
 Net investment income                                                3.29%       2.51%        3.14%
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                         1.67%       1.63%        1.69%
 Net investment income                                                3.31%       2.53%        3.54%



FINANCIAL HIGHLIGHTS 12/31/98
Pioneer Real Estate Shares

                                                                               Six Months
                                                                 Year Ended       Ended       10/25/93 to
CLASS A                                                           12/31/95     12/31/94(a)     6/30/94
Net asset value, beginning of period                              $ 11.38      $  12.02       $  12.50
                                                                  -------      --------       ---------
Increase (decrease) from investment operations:
 Net investment income                                            $  0.32      $   0.21       $   0.27
 Net realized and unrealized gain (loss) on investments              1.01         (0.48)         (0.45)
                                                                  -------      ---------      ---------
  Net increase (decrease) from investment operations              $  1.33      $  (0.27)      $  (0.18)
Distributions to shareholders:
 Net investment income                                              (0.33)        (0.20)         (0.27)
 In excess of net investment income                                 (0.02)            -              -
 Net realized gain                                                      -         (0.02)             -
 Tax return of capital                                              (0.34)        (0.15)         (0.03)
                                                                  -------      ---------      ---------
Net increase (decrease) in net asset value                        $  0.64      $  (0.64)      $  (0.48)
                                                                  -------      ---------      ---------
Net asset value, end of period                                    $ 12.02      $  11.38       $  12.02
                                                                  -------      ---------      ---------
Total return*                                                       12.11%        (2.16)%        (1.47)%
Ratio of net expenses to average net assets                          1.77%+        1.75%**        1.71%**
Ratio of net investment income to average net assets                 2.73%+        3.72%**        3.73%**
Portfolio turnover rate                                                10%           17%**          24%**
Net assets, end of period (in thousands)                          $27,491      $ 28,068       $ 29,584
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                        2.59%         2.27%**        2.15%**
 Net investment income                                               1.91%         3.20%**        3.28%**
Ratios assuming waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                        1.75%            -              -
 Net investment income                                               2.75%            -              -

(a) Subsequent to December 31, 1994, the Fund's year end was changed to December 31.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.

16    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares
FINANCIAL HIGHLIGHTS 12/31/98


                                                   Year Ended     Year Ended       1/31/96 to
                                                    12/31/98       12/31/97         12/31/96
CLASS B
Net asset value, beginning of period               $  17.70        $ 15.45         $ 12.09
                                                   --------        -------         -------
Increase (decrease) from investment
  operations:
 Net investment income                             $   0.45        $  0.28         $  0.35
 Net realized and unrealized gain (loss)
   on investments                                     (4.03)          2.60            3.73
                                                   --------        -------         -------
  Net increase (decrease) from
    investment operations                          $  (3.58)       $  2.88         $  4.08
Distributions to shareholders:
 Net investment income                                (0.42)         (0.29)          (0.35)
 In excess of net investment income                       -              -           (0.03)
 Net realized gain                                    (0.27)         (0.23)          (0.34)
 Tax return of capital                                (0.05)         (0.11)              -
                                                   --------        -------         --------
Net increase (decrease) in net asset value         $  (4.32)       $  2.25         $  3.36
                                                   --------        -------         --------
Net asset value, end of period                     $  13.38        $ 17.70         $ 15.45
                                                   --------        -------         --------
Total return*                                        (20.36)%        18.85%          34.81%
Ratio of net expenses to average net assets            2.45%+         2.39%+          2.33%**+
Ratio of net investment income to average
  net assets                                           2.77%+         1.82%+          3.73%**+
Portfolio turnover rate                                  11%            28%             47%
Net assets, end of period (in thousands)           $ 55,407        $82,695         $26,379
Ratios assuming no waiver of management
  fees by PIM and no reduction for fees paid
  indirectly:
 Net expenses                                          2.45%          2.39%           2.45%**
 Net investment income                                 2.77%          1.82%           3.61%**
Ratios assuming waiver of management fees by
  PIM and reduction for fees paid indirectly:
 Net expenses                                          2.44%          2.36%           2.30%**
 Net investment income                                 2.78%          1.85%           3.76%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   17

Pioneer Real Estate Shares
FINANCIAL HIGHLIGHTS 12/31/98


                                                   Year Ended     Year Ended       1/31/96 to
                                                    12/31/98       12/31/97         12/31/96
CLASS C
Net asset value, beginning of period               $  17.70        $ 15.46         $ 12.09
                                                   --------        -------         -------
Increase (decrease) from investment
  operations:
 Net investment income                             $   0.45        $  0.29         $  0.34
 Net realized and unrealized gain (loss)
   on investments                                     (4.04)          2.59            3.73
                                                   --------        -------         -------
  Net increase (decrease) from
    investment operations                          $  (3.59)       $  2.88         $  4.07
Distributions to shareholders:
 Net investment income                                (0.42)         (0.30)          (0.34)
 In excess of net investment income                       -              -           (0.02)
 Net realized gain                                    (0.27)         (0.23)          (0.34)
 Tax return of capital                                (0.05)         (0.11)              -
                                                   --------        -------         --------
Net increase (decrease) in net asset value         $  (4.33)       $  2.24         $  3.37
                                                   --------        -------         --------
Net asset value, end of period                     $  13.37        $ 17.70         $ 15.46
                                                   --------        -------         --------
Total return*                                        (20.38)%        18.86%          34.76%
Ratio of net expenses to average net assets            2.41%+         2.35%+          2.35%**+
Ratio of net investment income to average
  net assets                                           2.67%+         1.88%+          3.66%**+
Portfolio turnover rate                                  11%            28%             47%
Net assets, end of period (in thousands)           $ 12,735        $24,227         $ 6,699
Ratios assuming no waiver of management
  fees by PIM and no reduction for fees paid
  indirectly:
 Net expenses                                          2.41%          2.35%           2.48%**
 Net investment income                                 2.67%          1.88%           3.53%**
Ratios assuming waiver of management fees by
  PIM and reduction for fees paid indirectly:
 Net expenses                                          2.40%          2.32%           2.32%**
 Net investment income                                 2.68%          1.91%           3.69%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

 + Ratio assuming no reduction for fees paid indirectly.

18    The accompanying notes are an integral part of these financial statements.

Pioneer Real Estate Shares

FINANCIAL HIGHLIGHTS 12/31/98


                                                           4/9/98 to
                                                            12/31/98
CLASS Y (a)
Net asset value, beginning of period                        $  17.52
                                                            --------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.47
 Net realized and unrealized loss on investments               (3.76)
                                                            ---------
  Net decrease from investment operations                   $   (3.29)
Distributions to shareholders:
 Net investment income                                         (0.44)
 Net realized gain                                             (0.27)
                                                            ---------
 Tax return of capital                                         (0.06)
                                                            ---------
Net decrease in net asset value                             $  (4.06)
                                                            ---------
Net asset value, end of period                              $  13.46
                                                            ---------
Total return*                                                 (18.78)%
Ratio of net expenses to average net assets                     1.21%**+
Ratio of net investment income to average net assets            4.31%**+
Portfolio turnover rate                                           11%
Net assets, end of period (in thousands)                    $  1,362
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   1.21%**
 Net investment income                                          4.31%**

(a) Class Y shares were first publicly offered on April 9, 1998.
  * Assumes initial investment at net asset value at the beginning of the period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of the period.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   19

Pioneer Real Estate Shares

NOTES TO FINANCIAL STATEMENTS 12/31/98

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers four classes of shares - Class A, Class B, Class C, and Class Y shares. Class Y shares were first publicly offered on April 9, 1998. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.


A. Security Valuation
   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Real Estate Shares


   Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.


B. Federal Income Taxes
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held.

Pioneer Real Estate Shares
NOTES TO FINANCIAL STATEMENTS 12/31/98                            (continued)

   At December 31, 1998, the Fund reclassified $19,466 and $170,056 from paid-in capital and accumulated undistributed net investment income, respectively, to accumulated net realized loss on investments. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   In order to comply with federal income tax regulations, the Fund has designated $2,774,566 as a capital gain dividend for the purposes of the dividend paid deduction.


C. Fund Shares
   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $51,168 in underwriting commissions on the sale of fund shares during the year ended December 31, 1998.


D. Class Allocations
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C can bear different transfer agent and distribution fees.


E. Deferred Organization Costs
   The costs incurred by the Fund in connection with its organization were deferred and amortized on a straight-line basis over a period of five years.

Pioneer Real Estate Shares


2. Management Agreement
PIM, the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets. PIM has appointed Boston Financial Securities, Inc. (BFS) as the Fund's subadviser. As compensation for its subadvisory services, PIM pays BFS a management fee at the annual rate of 0.25% of the Fund's average daily net assets up to $27 million and 0.50% of excess over $27 million.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At December 31, 1998, $125,054 was payable to PIM related to management fees, administrative and certain other services.


3. Transfer Agent
Pioneering Services Corp. (PSC), a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $52,415 in transfer agent fees payable to PSC at December 31, 1998.


4. Distribution Plans
The Fund adopted Distributions Plans with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $75,009 in distribution fees payable to PFD at December 31, 1998.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of

Pioneer Real Estate Shares
NOTES TO FINANCIAL STATEMENTS 12/31/98                            (continued)

shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1998, CDSCs in the amount of $432,372 were paid to PFD.


5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1998, the Fund's expenses were reduced by $20,548 under such arrangements.


6. Line of Credit Facility
Effective April 14, 1998, the Fund along with certain other funds in the Pioneer Family of Funds (the Funds) collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the period from April 14, 1998, through December 31, 1998, was approximately $20,712. The average daily shares outstanding during the period were 11,801,234 resulting in an average borrowing of less than one cent per share. The related weighted average annualized interest rate for the period was 5.60%, and the total interest expense on such borrowings was $1,257.

Pioneer Real Estate Shares

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareowners and the Board of Trustees of Pioneer Real Estate Shares:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Real Estate Shares as of December 31, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Real Estate Shares as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP



Boston, Massachusetts
February 12, 1999

Pioneer Real Estate Shares
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                     Officers
John F. Cogan, Jr.           John F. Cogan, Jr., Chairman and
Mary K. Bush                  President
Blake Eagle                  David D. Tripple, Executive Vice President
Richard H. Egdahl, M.D.      Robert W. Benson, Vice President
Margaret B.W. Graham         Stephen G. Kasnet, Vice President
Stephen G. Kasnet            John A. Boynton, Treasurer
John W. Kendrick             Joseph P. Barri, Secretary
Marguerite A. Piret
Fred N. Pratt, Jr.
David D. Tripple
Stephen K. West
John Winthrop



Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

RETIREMENT PLANS FROM PIONEER

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans
Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA The $2,000 maximum annual contribution is not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed
SIMPLE (Savings Incentive Match PLan for Employees)
IRA or 401(k) Plan For firms with 100 or fewer employees. Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small- business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans
401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.



                   Most retirement plan withdrawals must meet
                    specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFoneSM
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)
Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292


FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321


Retirement plans information                                    1-800-622-0176


Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109


Our toll-free fax                                               1-800-225-4240


Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)


Visit our web site:                                       www.pioneerfunds.com






This report must be preceded or accompanied by a current
Fund prospectus.


[PIONEER LOGO] Pioneer Investment Management, Inc.
               60 State Street
               Boston, Massachusetts 02109
               www.pioneerfunds.com

    0299-6102
(C) Pioneer Funds Distributor, Inc.
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